UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 6, 2018

Strayer Education, Inc.

(Exact name of registrant as specified in its charter)

MARYLAND	0-21039	52-1975978
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2303 Dulles Station Boulevard Herndon, VA	20171
(Address of principal executive offices)	(Zip Code)

(703) 561-1600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.       Regulation FD Disclosure.

On July 9, 2018, Strayer Education, Inc. (“Strayer”) issued a press release announcing the Higher Learning Commission’s (the “HLC”) approval of the change of control in relation to the Merger (defined below), as described below in Item 8.01, and that Strayer will hold a second quarter earnings call on August 1, 2018 at 10 AM (ET). A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in this Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Further, such information shall not be deemed incorporated by reference into any of the Company’s reports or filings with the Securities Exchange Commission (“SEC”), whether made before or after the date hereof, except as expressly set forth by specific reference in such report or filing.

Item 8.01.       Other Events.

On July 6, 2018, the HLC, which is the regional accreditor of Capella University, a wholly owned subsidiary of Capella Education Company (“Capella”), notified Capella University that the HLC Board of Trustees voted at its June 28-29, 2018 meeting to approve the change of ownership of Capella University in connection with the previously announced merger pursuant to the Agreement and Plan of Merger, dated as of October 29, 2017, by and among Strayer, Capella and Sarg Sub Inc. (“Merger Sub”), whereby Capella would merge into Merger Sub and become a wholly owned subsidiary of Strayer (the “Merger”).

As required by HLC policy, the HLC Board requires that Capella University host a focused site-visit within six months of the date that the Merger closes. The HLC approval satisfies one of the conditions to consummation of the Merger. The consummation of the Merger remains subject to the satisfaction or waiver (to the extent permitted by applicable law) of the remaining conditions to the Merger set forth in the Merger Agreement. It is anticipated that the Merger will close on or before August 1, 2018.

Item 9.01.                                        Financial Statements and Exhibits

Exhibit	Description

99.1	Press Release dated July 9, 2018

Forward Looking Statements

This communication contains certain forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). Such statements may be identified by the use of words such as “expect,” “estimate,” “assume,” “believe,” “anticipate,” “will,” “forecast,” “outlook,” “plan,” “project,” or similar words and may include statements with respect to, among other things, the proposed Merger of a wholly-owned subsidiary of Strayer with and into Capella, including the expected timing of completion of the Merger; the anticipated benefits of the Merger, including estimated synergies; the combined company’s plans, objectives and expectations; future financial and operating results; and other statements that are not historical facts. The statements are based on Strayer’s and Capella’s current expectations and are subject to a number of assumptions, uncertainties and risks. In connection with the safe-harbor provisions of the Reform Act, Strayer and Capella have identified important factors that could cause Strayer’s or Capella’s actual results to differ materially from those expressed in or implied by such statements. The assumptions, uncertainties and risks include:

Risks Related to the Merger

•                  the risk that the Merger may not be completed in a timely manner or at all due to the failure to satisfy conditions to completion of the Merger;

•                  the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement;

•                  the outcome of any legal proceeding that may be instituted against Strayer, Capella and others following the announcement of the Merger;

•                  the amount of the costs, fees, expenses and charges related to the Merger;

•                  the risk that the benefits of the Merger, including expected synergies, may not be fully realized or may take longer to realize than expected;

•                  the risk that the Merger may not advance the combined company’s business strategy and growth strategy;

•                  the risk that the combined company may experience difficulty integrating Strayer’s and Capella’s employees or operations;

•                  the potential diversion of Strayer’s and Capella’s management’s attention resulting from the proposed Merger; and

•                  other risks and uncertainties identified in Strayer’s and Capella’s filings with the SEC.

Risks Related to Our Business

•                  the pace of growth of student enrollment;

•                  our continued compliance with Title IV of the Higher Education Act, and the regulations thereunder, as well as regional accreditation standards and state regulatory requirements;

•                  rulemaking by the Department of Education and increased focus by the U.S. Congress on for-profit education institutions;

•                  competitive factors;

•                  risks associated with the opening of new campuses;

•                  risks associated with the offering of new educational programs and adapting to other changes;

•                  risks relating to the timing of regulatory approvals;

•                  our ability to implement our growth strategy;

•                  risks associated with the ability of our students to finance their education in a timely manner; and

•                  general economic and market conditions.

Actual results may differ materially from those projected in the forward-looking statements. Strayer and Capella undertake no obligation to update or revise forward-looking statements.

Additional Information and Where to Find It

Investors and security holders are urged to carefully review and consider each of Strayer’s and Capella’s public filings with the SEC, including but not limited to their Annual Reports on Form 10-K, their proxy statements, their Current Reports on Form 8-K and their Quarterly Reports on Form 10-Q. The documents filed by Strayer with the SEC may be obtained free of charge at Strayer’s website at www.strayereducation.com, in the “Investor Relations” tab at the top of the page, or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Strayer by requesting them in writing to 2303 Dulles Station Boulevard, Herndon, VA 20171. The documents filed by Capella with the SEC may be obtained free of charge at Capella’s website at www.capellaeducation.com, in the “Investor Relations” tab at the top of the page, or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Capella by requesting them in writing to 225 South 6th Street, 9th Floor, Minneapolis, Minnesota 55402.

In connection with the proposed Merger, on November 20, 2017, Strayer filed a registration statement on Form S-4 with the SEC which included a joint proxy statement of Strayer and Capella and a prospectus of Strayer. The registration statement was amended on December 4, 2017 and declared effective on December 8, 2017. On January 19, 2018 at their respective special meetings, Strayer’s stockholders approved the issuance of Strayer common stock and the amendment and restatement of Strayer’s charter, each in connection with the Merger, and Capella shareholders approved the Agreement and Plan of Merger, dated as of October 29, 2017, by and among the Company, Capella and Merger Sub. INVESTORS AND SECURITY HOLDERS OF STRAYER AND CAPELLA ARE URGED TO CAREFULLY READ THE ENTIRE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders can obtain the registration statement and the joint proxy statement/prospectus free of charge from the SEC’s website or from Strayer or Capella as described above. The contents of the websites referenced above are not deemed to be incorporated by reference into the registration statement or the joint proxy statement/prospectus.

No Offer or Solicitations

This document shall not constitute an offer to sell or buy or the solicitation of an offer to buy or sell any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRAYER EDUCATION, INC.

Date: July 9, 2018	By:	/s/ Daniel W. Jackson
Daniel W. Jackson
Executive Vice President and Chief Financial Officer